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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Dynacq International, Inc.:

We consent to the use of our reports incorporated herein by reference.


/s/  KenWood & Associates, P.C.
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KenWood & Associates, P.C.

Houston, Texas
November 2, 2001